UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934.

Check the appropriate box:
:	Preliminary Information Statement

9	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

9	Definitive Information Statement

NICARAGUA RISING INC.
(Exact name of Registrant as specified in its charter.)

Payment of Filing Fee (Check the appropriate box):

:	No fee required.

9	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11:

	1.	Title of each class of securities to which transaction applies: _______________________
	2.	Aggregate number of securities to which transaction applies: _______________________
3.
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _____________________________________________________________

	4.	Proposed maximum aggregate value of transaction: ______________________________
	5.	Total fee paid: ____________________________________________________________

9	Fee paid previously with preliminary materials.

9
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid: ___________________________________________________
	2.	Form, Schedule or Registration Statement No.: __________________________________
	3.	Filing Party: _____________________________________________________________
	4.	Date Filed: ______________________________________________________________

NOTICE OF ACTION TAKEN PURSUANT TO
WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

To the Stockholders of Nicaragua Rising Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of Nicaragua Rising Inc., a Nevada corporation (the “Company”), in connection with actions taken by the holders of a majority of the issued and outstanding voting capital stock of the Company, approving, by written consent dated March 12, 2010, which include: (1) an amendment to the Company’s articles of incorporation whereby the Company’s corporate name will change to Ceelox, Inc. from Nicaragua Rising Inc. (“Name Change”), and (2) the adoption of the Company’s 2010 Stock Option Plan (the “Plan”). All actions pursuant to the written consent of stockholders described above will be taken at such future date as determined by the Board of Directors, as evidenced by the filing of instruments to amend the Articles of Incorporation with the Secretary of State of the State of Nevada, on or after the 20th day following the mailing of this Information Statement to stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information.

By order of our Board of Directors,

/s/ Gerry Euston
Chief Executive Officer

Dated: June 16, 2010

INFORMATION STATEMENT OF
NICARAGUA RISING INC.
13976 Lynmar Blvd.
Tampa, FL 33626
(813) 769-0918

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
NICARAGUA RISING INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed or furnished to the stockholders of Nicaragua Rising Inc., a Nevada corporation (the “Company”), in connection with the authorization of the corporate actions described below. The Company’s board of directors (the “Board of Directors”) approved these matters by unanimous written consent on March 12, 2010. A majority of the holders of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) approved these matters by written consent dated March 12, 2010. Specifically, stockholders holding an aggregate of 6,696,366 shares of Common Stock approved the corporate actions described below. As determined by the Board of Directors, all stockholders who were holders of the Company’s capital stock on June __, 2010 (the “Record Date”) are entitled to receive this Information Statement.

This Information Statement is first being mailed on or around June __, 2010 to the stockholders of the Company as of the Record Date. The corporate name change described herein shall become effective at such future date as determined by the Board of Directors, as evidenced by the filing of instruments amending the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada, on or after the 20th day following the mailing of this Information Statement to stockholders. There are no actions required to be taken with respect to the approval of the adoption of the 2010 Stock Option Plan.

ACTION BY BOARD OF DIRECTORS AND
CONSENTING STOCKHOLDERS

By unanimous written consent of the Board of Directors of the Company on March 8, 2010, the Board of Directors adopted resolutions approving (1) below, and on February 12, 2010 by unanimous written consent of the Board of Directors, the Board of Directors adopted resolutions approving (2) below:

(1)	An amendment to the Company’s articles of incorporation changing the Company’s corporate name to Ceelox, Inc. from Nicaragua Rising Inc.; and

(2)	The adoption of the Company’s 2010 Stock Option Plan.

The Board of Directors recommended that these matters be submitted for a vote of the stockholders of the Company. The actions taken by the Board of Directors with respect to the Name Change and the approval of the adoption of the Company’s 2010 Stock Option Plan were subsequently adopted and approved on March 12, 2010 by written consent of a majority of the shares of Common Stock then outstanding.

A description of each of Action 1 and Action 2 are described below.

The Board of Directors of the Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the Common Stock.

GENERAL

This Information Statement is first being mailed to stockholders on or about June __, 2010. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

REQUIRED VOTE AND VOTE OBTAINED

Pursuant to Section 78.320 of the Nevada Revised Statutes (the “NRS”), unless otherwise provided in the articles of incorporation, any corporate action required to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by shareholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shareholders having a right to vote thereon were present and voted.

As of June__8, 2010 there were 11,169,189 shares of our common stock outstanding. Holders of an aggregate of 6,696,366 shares of our common stock, or 60.0%, voted to approve each of Action 1 and Action 2 described herein. This Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the relevant corporate actions before they take effect.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of our common stock as of June __, 2010, with respect to:

-	each of our executive officers listed in the summary compensation table;
-	each of our directors and director designees;
-	all of our directors, director designees and executive officers as a group; and
-	each stockholder known by us to be the beneficial owner of 5% or more of our common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned. Shares of our common stock subject to options or warrants that are currently exercisable or that will be issued and exercisable within 60 days of June __ 12, 2010, are deemed to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information presented in this table is based on 11,169,189 shares of common stock of Nicaragua Rising, Inc. issued and outstanding on June__, 2010. Unless otherwise indicated, the address of each of the executive officers, directors and 5% or more stockholders named below is c/o Ceelox, Inc., 13976 Lynmar Blvd., Tampa, FL 33626.

Security Ownership Table
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding (1)

Executive Officers and Directors:
William P. Moore III Revocable Trust(1)	9,982,123	64.9%
Philip E. Tearney(1)	1,197,851	10.3%
Phillip H. Snowden(1)	412,539	3.6%
Gerry F. Euston(2)	1,768,877	13.7%
Mark L. Grannell(3)	805,308	6.7%

All officers, directors and director designees as a group	14,166,698	76.1%

Other Stockholders with 5% or more of our common stock:
CIP, LLC(4)	11,575,068	72.2%
Endeavor Group, LLC	894,755	8.0%

(1)
All shares included herein are held through this individual’s ownership interest in CIP, LLC.  Mr. Moore is the Sole Trustee of the William P. Moore, III Revocable Trust and controls the Trust’s shares.

(2)	Includes 1,768,877 shares of common stock issuable upon the exercise of currently vested options and warrants.
(3)	Includes 805,308 shares of common stock issuable upon the exercise of currently vested options and warrants.
(4)
Includes 4,878,702 shares issuable upon the exercise of currently outstanding warrants at an exercise price of $3.60 per share.  Does not include 10,271,203 shares of common stock that may be acquired by CIP, LLC as we cannot currently predict whether this issuance will occur within 60 days from the date hereof.

NOTICE TO STOCKHOLDERS OF ACTION
APPROVED BY CONSENTING STOCKHOLDERS

The following actions have been approved by the written consents of the holders of a majority of the Voting Capital Stock held by holders of Common Stock:

ACTION 1

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S CORPORATE NAME TO CEELOX, INC.

On March 12, 2010, the Company’s Board of Directors adopted and approved an amendment to the Company’s articles of incorporation. Also on March 12, 2010, the holders of a majority of the common stock of the Company approved the amendment to the articles of incorporation whereby the Company’s name will be changed to Ceelox, Inc.

Purpose of the Name Change

The Company’s Board of Directors (the “Board”) has determined that it is in our best interest to effect an amendment to our articles of incorporation to change the Company’s corporate name to Ceelox, Inc.

We are changing the name of the corporation to “Ceelox, Inc.” in order to better reflect the operating business of the Company subsequent to the Company’s acquisition of a majority of the outstanding common stock of Ceelox, Inc., a Florida corporation, dated February 12, 2010.

Procedure for Effecting the Amendments to the Articles of Incorporation

The amendment to the Company’s Articles of Incorporation shall be reflected in the Amended Articles of Incorporation, substantially in the form attached hereto as Appendix A, which shall become effective upon the Company’s filing of the Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada. The Amended and Restated Articles of Incorporation will be filed no sooner than the 20th calendar day following the mailing of this Information Statement to stockholders.

DISSENTERS’ RIGHTS OF APPRAISAL

We are a Nevada corporation and are governed by the Nevada Revised Statutes (NRS). Holders of the Company’s Common Stock do not have appraisal or dissenter’s rights under the NRS in connection with the amendment to the articles of incorporation as approved by Board and the stockholders of the Company.

ACTION 2

APPROVAL OF THE ADOPTION OF THE COMPANY’S 2010 STOCK OPTION PLAN

On February 12, 2010, the Company’s Board of Directors adopted the Company’s 2010 Stock Option Plan. (the “Plan”). The Internal Revenue Code requires that incentive stock options be granted pursuant to an option plan that receives stockholder approval within one year of its adoption. On March 12, 2010, the holders of a majority of the common stock of the Company approved the adoption of the Plan.

Description of 2010 Stock Option Plan

The following is a description of the purpose and certain of the provisions of the 2010 Stock Option Plan. The summary is qualified in its entirety by reference to the complete text of the 2010 Stock Option Plan, which is attached hereto as Appendix B.

The Purpose of the Plan. The purpose of the Plan is to provide additional incentive to the directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option shall be designated at the time of grant as either an incentive stock option (an “ISO”) or as a non-qualified stock option (a “NQSO”).

The Board of Directors believes that the ability to grant stock options to employees which qualify for ISO treatment provides an additional material incentive to certain key employees. The Internal Revenue Code requires that ISOs be granted pursuant to an option plan that receives stockholder approval within one year of its adoption. The Company adopted the Plan in order to comply with this statutory requirement and preserve its ability to grant ISOs.

The benefits to be derived from the Plan, if any, are not quantifiable or determinable.

Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company, or by any committee that the Company may in the future form and to which the Board of Directors may delegate the authority to perform such functions (in either case, the “Administrator”). The Board of Directors shall appoint and remove members of the committee in its discretion in accordance with applicable laws. In the event that the Company establishes such a committee and is required to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code (the “Code”), the committee shall, in the Board of Director’s discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing, the Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and the Board of Directors, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant options; (ii) to determine the fair market value of the Common Stock subject to options; (iii) to determine the exercise price of options granted; (iv) to determine the persons to whom, and the time or times at which, options shall be granted, and the number of shares subject to each option; (v) to interpret the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each option granted (which need not be identical), including but not limited to, the time or times at which options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any option; (ix) to defer (with the consent of the optionee) the exercise date of any option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an option; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper.

Shares of Stock Subject to the Plan. Subject to the conditions outlined below, the total number of shares of stock which may be issued under options granted pursuant to the Plan shall not exceed 6,000,000 shares of Common Stock, $.00001 par value per share. As of March 12, 2010 there were 2,315,907 options issued pursuant to the Plan.

The number of shares of Common Stock subject to options granted pursuant to the Plan may be adjusted under certain conditions. If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board of Directors in (i) the number and class of shares of stock subject to the Plan, and (ii) the exercise price of each outstanding option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board of Directors in its sole discretion.

In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least thirty days prior to such proposed action. To the extent not previously exercised, all options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any options prior to their termination, even if such options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the Stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the options prior to consummation of such event, even if such options were not otherwise exercisable.

Participation. Every person who at the date of grant of an option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQSOs or ISOs under the Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQSOs under the Plan. The term “Affiliate” as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term “employee” includes an officer or director who is an employee of the Company. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant.

Option Price. The exercise price of a NQSO shall be not less than 85% of the fair market value of the stock subject to the option on the date of grant. To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “10% Stockholder”) shall in no event be less than 110% of the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO granted to any 10% Stockholder shall in no event be less than 110% of the fair market value of the stock covered by the Option at the time the Option is granted.

Term of the Options. The Administrator, in its sole discretion, shall fix the term of each option, provided that the maximum term of an option shall be ten years. ISOs granted to a 10% Stockholder shall expire not more than five years after the date of grant. The Plan provides for the earlier expiration of options in the event of certain terminations of employment of the holder.

Restrictions on Grant and Exercise. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no option granted under the Plan shall be assignable or otherwise transferable by the optionee except by will or by operation of law. During the life of the optionee, an option shall be exercisable only by the optionee.

Termination of the Plan. The Plan shall become effective upon adoption by the Board or Directors; provided, however, that no option shall be exercisable unless and until written consent of the Stockholders of the Company, or approval of Stockholders of the Company voting at a validly called Stockholders’ meeting, is obtained within twelve months after adoption by the Board of Directors. If such Stockholder approval is not obtained within such time, options granted pursuant to the Plan shall be of the same force and effect as if such approval was obtained except that all ISOs granted pursuant to the Plan shall be treated as NQSOs. Options may be granted and exercised under the Plan only after there has been compliance with all applicable federal and state securities laws. The Plan shall terminate within ten years from the date of its adoption by the Board of Directors.

Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a “Termination”), options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than thirty days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the expiration date of the option (the “Expiration Date”)); provided, however, that if such exercise of the option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the option remains exercisable after Termination, options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee’s personal representative or by the person to whom the option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). “Employment” includes service as a director or as a consultant. For purposes of the Plan, an optionee’s employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

Amendments to the Plan. The Board of Directors may at any time amend, alter, suspend or discontinue the Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance shall require

Stockholder approval unless (i) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (ii) the Board of Directors otherwise concludes that stockholder approval is advisable.

Tax Treatment of the Options. Under the Code, neither the grant nor the exercise of an ISO is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the Common Stock acquired upon exercise of the ISO. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income. Optionees who receive NQSOs will be subject to taxation upon exercise of such options on the spread between the fair market value of the Common Stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and the Company is permitted to deduct as an employee expense a corresponding amount. NQSOs do not give rise to a tax preference item subject to the alternative minimum tax.

Executive Compensation

As the Company acquired a majority of the capital stock of Ceelox, Inc. on February 12, 2010, we have presented to you the compensation that was paid to the Ceelox’s Executive Officers for services to Ceelox in all capacities for each of the two years ended December 31 indicated below.

Summary Compensation Table
					Long-Term
					Compensation
		Annual Compensation			Awards
				Other	Number of
	Year			Annual	Securities
Name and	Ended			Compensa-	Underlying
Principal Position	December 31,	Salary	Bonus	tion (1)	Options
Gerry Euston	2009	$88,173	$ 0	$ 0	-
Chief Executive Officer and Acting Chief Financial Officer	2008	$149,151	$ 0	$30,974	1,403,333

Mark Grannell	2009	$88,173	$ 0	$ 0	-
Chief Operating Officer and Secretary	2008	$100,944	$ 0	$19,454	638,889

(1)	The amounts included represent the fair market value of options granted to Mr. Euston and to Mr. Grannell.

Compensation of Directors

The Directors do not currently receive compensation for their services as directors, but are reimbursed for expenses incurred in attending board meetings. In addition, there have been no options granted to any directors, other than in connection with the terms of the share exchange between Nicaragua and Ceelox.

Employment Contracts

The Company has no employment agreements with any of its executive officers, however, each of Gerry Euston and Mark Grannell have entered into employment agreements with Ceelox, the Company’s majority-owned subsidiary.

On April 15, 2008, Mr. Euston and Ceelox entered into an employment pursuant to which Mr. Euston has agreed to serve as the Chief Executive Officer of Ceelox and is to be paid an annual salary of $150,000. The term of the agreement is for a period of five (5) years, unless earlier terminated by either party, which termination may be with or without cause by either party. There are standard non-disclosure provisions as well as a twelve month non-compete/non-solicitation provisions that becomes effective upon the termination of Mr. Euston’s employment with Ceelox.

On April 15, 2008, Mr. Grannell and Ceelox entered into an employment pursuant to which Mr. Grannell has agreed to serve as Chief Operating Officer of Ceelox and is to be paid an annual salary of $150,000. The term of the agreement is for a period of five (5) years, unless earlier terminated by either party, which termination may be with or without cause by either party. There are standard non-disclosure provisions as well as a twelve month non-compete/non-solicitation provisions that becomes effective upon the termination of Mr. Grannell’s employment with Ceelox.

Below we have also presented to you the compensation paid to our sole officer during the period from inception in 2007 through October 31, 2009:

The following table sets forth the compensation paid by us for the last three years through October 31, 2009, for our sole officer during such period. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The compensation discussed addresses all compensation awarded to, earned by, or paid to our named executive officer.

Summary Compensation Table
						Non-	Nonqualified
						Equity	Deferred	All
Name						Incentive	Compensa-	Other
And				Stock	Option	Plan	tion	Compen-
Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	sation	Total
Position	Year	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Jamielu S. Miller	2009	0	0	0	0	0	0	0	0
Former President,	2008	0	0	0	0	0	0	0	0
Treasurer, Secretary	2007	0	0	0	0	0	0	0	0

Jamielu Miller resigned as an officer of the Company effective November 4, 2009. We have not paid any salaries to our officers since our inception through October 31, 2009, and until we complete an acquisition with an operating company we do not anticipate paying any salaries until such time.

The following table sets forth the compensation paid by us from inception on October 24, 2007 through October 31, 2009, for each of our directors. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The compensation discussed addresses all compensation awarded to, earned by, or paid to our named director.

Director Compensation
Fees
	Earned				Nonqualified
	or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Jamielu S. Miller	2009	0	0	0	0	0	0
	2008	0	0	0	0	0	0

Our directors do not receive any compensation for serving as members of the board of directors.

There are no other stock option plans, retirement, pension, or profit sharing plans for the benefit of our officers and directors other than as described herein.

Indemnification

Under our Bylaws, we may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

APPENDIX A

FORM OF
CERTIFICATE OF AMENDMENT
OF THE
ARTICLES OF INCORPORATION OF
NICARAGUA RISING INC.

Nicaragua Rising Inc., a corporation organized and existing under and by virtue of the Nevada Revised Statutes of the State of Nevada (the “ Corporation “), does hereby certify:

FIRST:                      The Board of Directors of the Corporation (the “Board”), acting by Unanimous Written Consent in accordance with Section 78.315 of the Nevada Revised Statutes of the State of Nevada, adopted a resolution authorizing the Corporation to effect a change of the Corporation’s name from Nicaragua Rising Inc. to Ceelox, Inc. and to file this Certificate of Amendment:

RESOLVED, that the Articles of Incorporation of the Corporation be amended by changing Section 1 thereof so that, as amended, said Section shall be amended to read as follows:

1.	Name of Corporation – Ceelox, Inc.

SECOND: That in lieu of a meeting and vote of stockholders, holders of a majority of the issued and outstanding shares of our common stock that are entitled to vote, have given Written Consent to said amendment in accordance with the provisions of Section 78.320 of the Nevada Revised Statutes of the State of Nevada.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 78.390 of the Nevada Revised Statutes of the State of Nevada.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed this ___ day of _______________, 2010.

NICARAGUA RISING INC.

By: _________________________________
Name: Gerry Euston
Title: Chief Executive Officer

A-1

APPENDIX B

2010 STOCK OPTION PLAN
OF
NICARAGUA RISING, INC.

1.         PURPOSES OF THE PLAN

The purposes of the 2010 Stock Option Plan (the “Plan”) of Nicaragua Rising, Inc., a Nevada corporation (the “Company”), are to:

(a)           Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

(b)           Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

(c)           Increase the interest of selected employees, directors and consultants in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Shares”).

Options granted under this Plan (“Options”) may be “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”), or “non-qualified stock options” (“NQSOs”).

2.         ELIGIBLE PERSONS

Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQSOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQSOs under this Plan. The term “Affiliate” as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term “employee” (within the meaning of Section 3401(c) of the Code) includes an officer or director who is an employee of the Company. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant.

3.         STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

Subject to the provisions of Section 6.1.1 of the Plan, the total number of Shares which may be issued under Options granted pursuant to this Plan shall not exceed six million (6,000,000) Shares. The Shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

4.         ADMINISTRATION

(a)           The Plan shall be administered by either the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which administration of the Plan, or of part of the Plan, may be delegated by the Board (in either case, the “Administrator”). The Board shall appoint and remove members of such Committee, if any, in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

(b)           Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Shares subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

(c)           All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5.         GRANTING OF OPTIONS; OPTION AGREEMENT

(a)           No Options shall be granted under this Plan after 10 years from the date of adoption of this Plan by the Board.

(b)           Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

(c)           The stock option agreement shall specify whether each Option it evidences is an NQSO or an ISO.

(d)           Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6.         TERMS AND CONDITIONS OF OPTIONS

Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1.  NQSOs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

6.1           Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

   6.1.1           Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

   6.1.2           Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the Options prior to consummation of such event, even if such Options were not otherwise exercisable.

   6.1.3           Time of Option Exercise. Subject to Section 5 and Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule as may be set by the Administrator (each such date on such schedule, the “Vesting Base Date”) and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

   6.1.4           Option Grant Date. The date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

   6.1.5           Nontransferability of Option Rights. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the optionee, an Option shall be exercisable only by the optionee.

   6.1.6           Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

    (a)           Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of Shares already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.10) of such Shares being delivered is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; and

    (b)           Subject to the discretion of the Administrator, through the surrender of Shares then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.10) of such Shares is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock.

   6.1.7           Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a “Termination”), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee’s personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6.1.7, “employment” includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee’s employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

   6.1.8           Withholding and Employment Taxes. At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the “Tax Date”), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee’s (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (ii) tendering to the Company previously owned Shares or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have Shares (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

   6.1.9           Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

   6.1.10           Determination of Value. For purposes of the Plan, the fair market value of Shares or other securities of the Company shall be determined as follows:

    (a)           Fair market value shall be the closing price of such stock on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

    (b)           In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management, and the values of stock of other corporations in the same or similar line of business.

   6.1.11           Option Term. Subject to Section 6.3.4, no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the “Expiration Date”).

6.2           Terms and Conditions to Which Only NQSOs Are Subject. Options granted under this Plan which are designated as NQSOs shall be subject to the following terms and conditions:

   6.2.1           Exercise Price.

    (a)           Except as set forth in Section 6.2.1(b), the exercise price of an NQSO shall be not less than 85% of the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant.

    (b)           To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “Ten Percent Shareholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

6.3           Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

   6.3.1           Exercise Price.

    (a)           Except as set forth in Section 6.3.1(b), the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

    (b)           The exercise price of an ISO granted to any Ten Percent Shareholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

   6.3.2           Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

   6.3.3           Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

   6.3.4           Term. Notwithstanding Section 6.1.11, no ISO granted to any Ten Percent Shareholder shall be exercisable more than five years after the date of grant.

7.         MANNER OF EXERCISE

(a)           An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and 6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

(b)           Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of the Option shall not have any privileges as a shareholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.         EMPLOYMENT OR CONSULTING RELATIONSHIP

Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee’s employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9.         CONDITIONS UPON ISSUANCE OF SHARES

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”).

10.        NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.        AMENDMENTS TO PLAN

The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that shareholder approval is advisable.

12.        EFFECTIVE DATE OF PLAN; TERMINATION

This Plan shall become effective upon adoption by the Board; provided, however, that no Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders’ meeting, is obtained within twelve months after adoption by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall be of the same force and effect as if such approval was obtained except that all ISOs granted hereunder shall be treated as NQSOs. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. This Plan shall terminate within ten years from the date of its adoption by the Board.